EXHIBIT 10.3
                                                                    ------------


                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of March __, 2005, between CDKnet.com, Inc., a Delaware corporation, with offices located 948 US Highway 22, North Plainfield, NJ 07060 (the "COMPANY"), and
____________________, a ________ corporation (the "HOLDER").


                                    WHEREAS:

         A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Holder an aggregate of
(i) $_______ principal amount of a 10% Convertible Extendable Note due June 8, 2005 (the "CONVERTIBLE NOTE"), which may be convertible into shares of the Company's common stock, $ .001 par value (the "COMMON STOCK") (as converted, the "CONVERSION SHARES"), in accordance with the terms of the Convertible Note and
(ii) warrants ("WARRANTS") to purchase ___________ shares of Common Stock (as issued upon exercise of the Warrants, the "WARRANT SHARES");

         B. To induce the Holder to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), and applicable state securities laws.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows:

         1. DEFINITIONS.

                  As used in this Agreement, the following terms shall have the following meanings:

                  a. "INVESTOR" means the Holder, or any transferee or assignee to whom a Holder assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9, or any transferee or assignee to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

                  b. "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof.

                  c. "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with and pursuant to Rule 415 under the Securities Act or any successor rule

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providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

                  d. "REGISTRABLE SECURITIES" means (i) the Conversion Shares issued or issuable upon conversion of the Convertible Note, (ii) the Warrant Shares issued or issuable on exercise of the Warrants, (iii) any shares of capital stock issued or issuable with respect to the Conversion Shares, the Convertible Note, the Warrant Shares or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on conversions of Convertible Note or exercise in the Warrants, and (iv) any shares of capital stock issued in payment of liquidated damages under Section 3(p) of this Agreement.

                  e. "REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the Securities Act.

         2. REGISTRATION.

                  a. Mandatory Registration. The Company shall prepare, and, as soon as practicable, but in no event later than one hundred twenty (120) days after the initial Closing Date (as defined in the Securities Purchase Agreement) (the "SCHEDULED FILING DATE"), file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form SB-2 covering the resale of all of the Registrable Securities. In the event that Form SB-2 is unavailable for such a registration, the Company shall use such other form as is available for such a registration. The initial Registration Statement prepared pursuant hereto shall register for resale a number of shares of Common Stock equal to at least the number of Conversion Shares and Warrant Shares (based upon the Market Price, as determined within three Trading Days prior to the Scheduled Filing
Date), and Warrant Shares, subject to adjustment as provided in Section 3(b). The terms "Market Price" and "Trading Days" shall have the meanings ascribed to them in the Convertible Note. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than one hundred eighty (180) days after the Closing Date (the "SCHEDULED EFFECTIVE DATE"). The Company may include at its discretion any other securities of the Company held by any other Person in the Registration Statement to be filed in accordance with this Section 2(a).

                  b. Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors.

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                  c. Sufficient Number of Shares Registered. If the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities that such Registration Statement is required to cover or an Investor's allocated portion of the Registrable Securities pursuant to Section 2(b), the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover up to 150% of such Registrable Securities (based on the market price of the Common Stock), in each case, as soon as practicable, but in any event not later than forty five
(45) days after the necessity therefor arises (each such date, an "ADDITIONAL SCHEDULED FILING DATE"). The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in no event later than one hundred twenty (120) days after the Additional Scheduled Filing Date (each such date, an "ADDITIONAL SCHEDULED EFFECTIVE DATE"). For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issued or issuable upon conversion of the Convertible Note covered by such Registration Statement is greater than the quotient determined by dividing (i) the number of shares of Common Stock available for resale under such Registration Statement by (ii) 1.5. For purposes of the calculation set forth in the foregoing sentence, any restrictions on the convertibility of the Convertible Note shall be disregarded and such calculation shall assume that the Convertible Note is then convertible and exercisable, respectively, into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Convertible Note) and the Warrants are exercisable at the then prevailing Exercise Price (as defined in the Warrants).

         3. RELATED OBLIGATIONS.

          At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a) or 2(c), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                  a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (on or prior to the Scheduled Filing Date) for the registration of Registrable Securities pursuant to Section 2(a) and use its best efforts to cause such Registration Statements relating to the Registrable Securities to become effective as soon as possible after such filing (but, in no event later than one hundred twenty (120) days after the initial Closing Date). The Company shall not file any other Registration Statement with respect to any of its securities between the date hereof and the filing date of such Registration Statement (other than a Registration Statement on Form S-8 (or its equivalent at such time)). The Company shall keep the Registration Statement required to be filed hereunder effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto) or (ii) the date on which (A) the Investors shall have sold all the Registrable Securities covered by such Registration

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Statement and (B) none of the Convertible Note or Warrants is outstanding (the
"REGISTRATION PERIOD"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The term "best efforts" shall mean, among other things, that the Company shall submit to the SEC, within three business days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company shall not cause any other registration statement of the Company to be declared effective by the SEC prior to the earlier of (i) the 45th day after the Registration Statement is declared effective by the SEC and (ii) the sale of all of the Registrable Securities.

                  b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement that are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Company shall file such amendments or supplements with the SEC on the same day or as soon as practicably thereafter on which the Exchange Act report is filed that created the requirement for the Company to amend or supplement the Registration Statement.

                  c. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States any Investor reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(c), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities

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for sale under the securities or "blue sky" laws of any jurisdiction in the
United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

                  d. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to each Investor (or such other number of copies as such Investor may reasonably request). The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                  e. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  f. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with Federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  g. The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, (ii) secure the designation and quotation of all the Registrable Securities covered by

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the Registration Statement on the Nasdaq SmallCap Market, or (iii) secure the inclusion for quotation on the over-the-counter market on the electronic bulletin board for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(g).

                  h. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the Investors may reasonably request and registered in such names as the Investors may request.

                  i. The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

                  j. If requested by an Investor, the Company shall (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the Investors agree should be included therein relating to the sale and distribution of Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if requested by an Investor of such Registrable Securities.

                  k. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                  l. The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

                  m. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                  n. Within seven (7) business days after a Registration Statement that covers applicable Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

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                  o. The Company shall take all other reasonable actions
necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

                  p. Notwithstanding anything to the contrary in Section 3(g), at any time after the Registration Statement has been declared effective, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "GRACE PERIOD"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that during any consecutive 365-day period, there shall be only one Grace Period, such Grace Period not to exceed 30 days in the aggregate (an "ALLOWABLE GRACE PERIOD"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investor receives the notice referred to in clause (i) above and shall end on and include the date the Investor receive the notice referred to in clause (ii) above. During the length of any Grace Period, the Investors will continue to be able to convert their Convertible Note into Common Stock but shall not be able to sell the Conversion Shares. Upon expiration of the Allowable Grace Period, the Company shall again be bound by the first sentence of Section 3(g) with respect to the information giving rise thereto.

                  q. Each of the following events shall constitute a "REGISTRATION DEFAULT" for purposes of this Agreement:

                  (i) the SEC's failure to declare a Registration Statement effective on or before the Scheduled Effective Date or Additional Scheduled Effective Date thereof, as appropriate, except where the failure to meet such deadline is the result solely of actions by the holders of Registrable Securities;

                  (ii) after conversion by an Investor, the Investor's inability to sell all Registrable Securities pursuant to an effective Registration Statement (whether because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, to register sufficient shares of Common Stock or otherwise); or

                  (iii) after conversion by an Investor, the Investor's inability to sell all Registrable Securities pursuant to an effective Registration Statement because the aggregate days of Grace Period exceed the Allowable Grace Period.

Upon the occurrence of a Registration Default specified in clause (ii), the Company shall pay the Investor an amount determined in accordance with the following formula for each month (pro-rated for partial months) of such Registration Default:

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                                     .03 x P

         where

         P = the principal amount of the Convertible Note held by the Holder

The Company shall pay such amount on demand by the Investor made at any time during the continuance or after termination of such Registration Default in cash Notwithstanding anything to the contrary, the maximum total liquidated damages that the Company can be obligated to pay under this Agreement is the outstanding principal amount of the Convertible Note. If the Company does not remit payment of the amount due to such Investor, the Company will pay the Investor's reasonable costs of collection, including attorneys' fees. The Investor's right to demand such payment shall be in addition to any other rights it may have under this Agreement, the Securities Purchase Agreement, the Convertible Note, or otherwise.

         4. OBLIGATIONS OF THE INVESTORS.

                  a. At least five (5) business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

                  b. Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

                  c. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or the first sentence of Section 3(d), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or the first sentence of Section 3(d).

                  d. Each Investor agrees not to take any action to cause such Investor to become a registered broker-dealer as defined under the Exchange Act or to effect any change to such Investor's status that would preclude the Company from using Form S-3 for the Registration Statement.

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         5. EXPENSES OF REGISTRATION.

                  All expenses, incurred by Company in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. Expenses incurred by any Investor including legal counsel shall be paid by such Investor.

         6. INDEMNIFICATION.

                  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor who holds such Registrable Securities, the directors, officers, partners, and each Person, if any, who controls, any Investor within the meaning of the Securities Act or the Exchange Act, and any underwriter (as defined in the Securities Act) for the Investors, and the directors and officers of, and each Person, if any, who controls, any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "CLAIMS"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any material violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "VIOLATIONS"). The Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses

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incurred by them in connection with investigating or defending any such Claim.
Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company to the Investor, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it;
(iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company to the Investor; and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                  b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors and officers, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this

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Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus and such prospectus was provided to Investors as required, as then amended or supplemented.

                  c. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in the Registration Statement.

                  d. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority of the issued or issuable Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person that relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                  e. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                  f. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         7. CONTRIBUTION.

                  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8. REPORTS UNDER THE EXCHANGE ACT.

                  With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144") during the Registration Period, the Company agrees to:

                  a. make and keep public information available, as those terms are understood and defined in Rule 144;

                  b. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 6.5 of the Securities Purchase Agreement) and the filing of such reports and other documents as required for the applicable provisions of Rule 144; and

                  c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

         9. ASSIGNMENT OF REGISTRATION RIGHTS.

                  The rights under this Agreement shall only be assignable by the Investors to any transferee of not less than 50.1% of the Registrable Securities originally issued to such Investor if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

         10. AMENDMENT OF REGISTRATION RIGHTS.

                  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Investors who then hold or have the right to acquire fifty and one tenth percent (50.1%) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

         11.      MISCELLANEOUS.

                  a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:                          CDKnet.Com, Inc.
                                            948 US Highway 22
                                            North Plainfield, NJ  07060
                                            Attn: Oleg Logvinov
                                            Tel: (908) 769-3232
                                            Fax: (908) 769-0206

with a copy to:                             Sommer & Schneider LLP
(which shall not constitute notice)         595 Stewart Avenue, Suite 710
                                            Garden City, NY  11530
                                            Attention: Herbert H. Sommer, Esq.
                                            Telephone: (516) 228-8181
                                            Facsimile: (516) 228-8211

If to an Investor, to its address and facsimile number on the signature page of the Securities Purchase Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, transmission by facsimile or overnight or courier delivery in accordance with clause (A), (B) or (C) above, respectively.

                  c. Except as otherwise provided in this Agreement, the failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  d. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and Federal courts sitting in New York City, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  e. This Agreement, the Securities Purchase Agreement, the Convertible Note and the Warrants constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement, the Convertible Note, and the Warrants supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                  g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registrable Securities, determined as if all of the Convertible Note then outstanding have been converted into or exercised for Registrable Securities without regard to any limitation on conversions of the Convertible Note.

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


COMPANY:                                  INVESTOR:
-------                                   --------

CDKNET.COM, INC.                          Investor: ____________________


By: _________________________             By: __________________________
    Name:                                     Name:
    Title:                                    Title:

                                                                       EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[NAME OF INVESTOR]
[ADDRESS OF INVESTOR]
ATTN:______________

                  Re: CDKNET.COM, INC.

Ladies and Gentlemen:

         We are counsel to CDKnet.com, Inc., a Delaware corporation (the "COMPANY"), which has entered into that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT") between the Company and ____________________ (the "HOLDER") pursuant to which the Company issued to the Holder an aggregate of $_______ principal amount of its 10% Convertible Note due June 8, 2006 ( the "CONVERTIBLE NOTE"), each convertible into shares of the Company's common stock, $ .001 par value per share (the "COMMON STOCK"), and warrants to purchase up to an aggregate of _______ shares of Common Stock (the "WARRANTS"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holder (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Convertible Note, under the Securities Act of 1933, as amended (the "SECURITIES ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 20__, the Company filed a Registration Statement on Form SB-2 (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holder as a selling stockholder thereunder.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.


                                         Very truly yours,


                                         By: ________________________